UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report December 31, 2010

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

DEAR FELLOW SHAREHOLDER:

As 2010 came to a close, approximately 27 months after the collapse of Lehman Brothers and the beginning of the worst of the financial crisis, the stock market had finally regained what it had lost from that point. To the market observer, this is nothing short of amazing, especially considering the doomsday scenarios that echoed relentlessly throughout the financial media during this period.

During the fourth quarter of 2010, the stock market rally that had begun in late August was sustained by a mix of positive policy actions by the Federal Reserve and Congress, as well as accelerating economic growth. Mid-year fears of a double-dip recession proved to be unfounded as many market participants likely underestimated the willingness and ability of the Fed to stimulate the market via a second round of quantitative easing (QE2). The tax plan approved by Congress in December, which extended the Bush tax cuts and was packaged with additional stimulus items, was essentially the “icing on the cake” as the market ended the year on a strong note.

The current easy money environment in the U.S., a weaker dollar, and higher commodity costs pose inflation risk down the road. As a result of this risk, we presently favor equities over bonds. With the varying risks in both the emerging world (inflation) and Western Europe (debt crisis), we feel that U.S. equities are currently in the “sweet spot” of the global equity landscape. Within the U.S. market, there are many positive factors from a fundamental standpoint. For one, profit levels have rebounded strongly and are already close to their pre-recession highs as companies have learned to do more with less. From a valuation perspective, stocks remain reasonably priced, relative to the past.

Another major reason for our positive stance on U.S. stocks is the significant amount of money on the “sidelines” sitting in both cash and in what some have described as a “bond bubble.” Given the low yields in bonds, both aging baby boomers looking to shore up retirement accounts, as well as underfunded pension plans, will be forced to seek higher returns to close funding gaps. We feel that equities will be the prime beneficiary of this effort. We think that stronger economic data, reasonable valuations, solid fundamentals, and the need for higher returns will drive investors and money managers alike to meaningfully increase their equity allocations in the coming year.

Sincerely yours,

John A. Affleck, CFA Chairman

January 25, 2011

Distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, March 2011. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Beers

Stratton Multi-Cap Fund had a total return of +12.64% in 2010. The Fund lagged the Russell 3000® Value Index return of +16.23% and the S&P 500 Index return of +15.06%. The Fund’s performance during the year was hampered badly due to energy related investments held during the BP Oil disaster. However, the Fund performed well in the fourth quarter of 2010. For the three months ended December 31, 2010, the Fund returned +13.87%, besting the Russell 3000® Value Index return of +10.92% and the S&P 500 Index return of +10.76%. The outperformance during the quarter can be partially explained by the strong performance of the Fund’s holdings within the Basic Materials sector, but also due to our overweighting of that sector relative to the indices.

Throughout 2010, we believed in the prospects of an economic recovery, and our favored sectors, Basic Materials, Technology, and Energy remained at the top of our list in terms of overall sector positioning. Our thesis remains as we begin 2011 and we continue to favor U.S. based companies that have exposure to emerging economies around the world. Despite limited U.S. job growth, a number of the companies in the portfolio continue to see demand for their products on a global scale and therefore, profits are improving and fundamentals are strong.

During the quarter, we initiated a position in American Express Co. (1.2%) to increase our exposure to the Financial sector. The company has exposure to high end consumers that utilize its card for purchases both domestically and abroad. We expect that strong spending trends will continue from the higher end consumers and we believe that American Express cardholders have strong loyalty to the brand and the institution. We eliminated our positions in Owens-Illinois, Inc., Quaker Chemical Corp., and Total SA-ADR.

Portfolio holdings are as of 12/31/10. They are subject to change at any time. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total Expense Ratio is 1.19%*.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2010

Stratton Multi-Cap Fund

			December 31, 2010	September 30, 2010
Net Assets			$70,825,738	$64,532,021
Net Asset Value Per Share			$37.20	$32.77
Shares Outstanding			1,904,042	1,969,200

Quarterly Portfolio Changes

New Holdings (% of Net Assets)			Eliminated Holdings

American Express Co. (1.2%)			Owens-Illinois, Inc.
			Quaker Chemical Corp.
			Total SA-ADR

Sector Categories (% of Net Assets)
Technology	17.6%	Banking/Financial	6.7%	Chemicals	3.1%
Basic Materials	15.2%	Health Care	6.6%	Utilities	2.7%
Energy	12.1%	Capital Goods	4.9%	Consumer Durable	2.1%
Insurance/Services	7.4%	Transportation	3.8%	Business Services	2.1%
Retailing	7.1%	Consumer Staples	3.7%

Ten Largest Holdings*
	Market Value	% of NA
Freeport-McMoRan Copper & Gold, Inc.	$ 3,002,250	4.2%
Oracle Corp.	2,504,000	3.5
International Business Machines Corp.	2,201,400	3.1
Hewlett-Packard Co.	2,105,000	3.0
Tyco International, Ltd.	2,072,000	2.9
Harris Corp.	2,038,500	2.9
National Oilwell Varco, Inc.	2,017,500	2.8
Schnitzer Steel Industries, Inc. Class A	1,991,700	2.8
GrafTech International, Ltd.	1,984,000	2.8
Occidental Petroleum Corp.	1,962,000	2.8
	$21,878,350	30.8%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Real Estate Fund — Jim Beers

For the year ended December 31, 2010, Stratton Real Estate Fund had a total return of +22.60%. Despite the positive absolute performance, the Fund lagged its benchmarks. The MSCI U.S. REIT Index had a total return of +28.48% and the FTSE NAREIT Equity Index had a total return of +27.95%. As we began 2010, we might not have imagined the Fund being up over 20%, and our conservative nature had the portfolio positioned such that we did not keep pace with some of the hottest subsectors within the Real Estate sector.

The year 2010 seemed to witness the perfect storm for the continued popularity of REIT stocks. Coming off dramatic lows in 2008, the momentum of 2009, and followed by a continued scarcity of fixed income alternatives, REITs saw yield hungry investors continue to bid up REIT prices. Additionally, the possibility of an economic recovery kept some speculative investors very interested in early cycle real estate sectors like Multifamily and Lodging. Both of these sectors saw dramatic total return performance; Multifamily companies, as a group, were up +47.00% and Lodging companies were up +43.50% for the year. What is different in this recovery, however, is that we have not seen an improvement in the job market, which in past cycles had clearly made investor appetite for these sectors more understandable. The lack of a recovery in the national employment picture can explain why people continue to be renters rather than homebuyers. If the future employment picture looks gloomy, would be homebuyers must extend their rental agreements, leaving apartment landlords with high occupancies, and a corresponding ability to raise rents over time.

As we begin 2011, we believe the outlook for REITs still remains promising. An improving job market, increasing consumer confidence, and higher personal incomes and consumption figures could lead to an overall improvement in earnings for many of the property sectors in the REIT sector. However, rising interest rates may be one of the toughest limiting factors for the group, as higher long-term rates make REIT dividend yields less attractive to income oriented investors. Higher rates also drive up borrowing costs for those REITs hoping to expand and develop after a period of virtually no new projects. Both of these factors could contribute to a total return performance more in-line with historical averages.

Portfolio holdings are as of 12/31/10. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase .

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total Expense Ratio is 1.13%*.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Real Estate Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2010

Stratton Real Estate Fund

	December 31, 2010	September 30, 2010
Net Assets	$78,189,208	$75,368,505
Net Asset Value Per Share	$26.49	$25.16
Shares Outstanding	2,951,115	2,995,830

Quarterly Portfolio Changes
New Holdings (% of Net Assets)		Eliminated Holdings
Host Hotels & Resorts, Inc. (1.3%)		None

Sector Categories (% of Net Assets)
Apartments	21.2%	Industrial	6.6%
Health Care	19.6%	Shopping Centers	6.3%
Office	18.2%	Diversified	4.6%
Regional Malls	7.7%	Net Lease	3.4%
Lodging	7.1%

Ten Largest Holdings*
	Market Value	% of NA
National Retail Properties, Inc.	$2,650,000	3.4%
Universal Health Realty Income Trust	2,557,100	3.3
EastGroup Properties, Inc.	2,539,200	3.2
The Macerich Co.	2,368,500	3.0
Nationwide Health Properties, Inc.	2,364,700	3.0
Ventas, Inc.	2,361,600	3.0
UDR, Inc.	2,352,000	3.0
Hospitality Properties Trust	2,304,000	2.9
AvalonBay Communities, Inc.	2,251,000	2.9
Liberty Property Trust	2,234,400	2.9
	$23,982,500	30.6%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

For the fourth quarter of 2010, the Stratton Small-Cap Value Fund posted a total return of +16.12% compared to the Russell 2000® Value Index return of +15.36%. For the full year of 2010, the Fund posted a return of +22.91% compared to the Russell 2000® Value Index return of +24.50%.

Performance in the fourth quarter picked up where the third quarter left off, with strong momentum generated in large part by Ben Bernanke’s Jackson Hole speech on August 27th. In that speech, Chairman Bernanke opened the door for the second round of quantitative easing which was formally announced at the November meeting of the Federal Open Market Committee. The increased vigilance on the part of the Fed gave the equity market greater confidence that a double-dip recession would be avoided and sent the broad small-cap market back to levels last seen in 2008. While the market took a breather throughout much of November, market-friendly legislative activity, including the extension of the Bush-era tax cuts, extension of unemployment benefits, and a payroll tax holiday, provided the fuel necessary for a robust December.

Performance during the quarter was strongest in more cyclical areas of the portfolio such as the Energy, Producer Durables, Technology, and Consumer Discretionary sectors. The Energy sector posted the greatest level of absolute performance thanks to a strong rebound throughout both the Exploration & Production and Service industries. The Technology sector provided the greatest contribution to overall return during the quarter, a function of both strong performance and the sector’s weighting within the portfolio. Merger and acquisition activity served as the main driver of performance within the sector as two long-time Fund holdings, CommScope, Inc. and Syniverse Holdings, Inc., were acquired by private equity firms. Semiconductor-related holdings ON Semiconductor Corp. and RF Micro Devices, Inc. also contributed to the sector’s strength during the quarter. Performance within the Consumer Discretionary sector was also aided by merger and acquisition activity as Fund holding Gymboree Corp. was acquired in October.

Areas of relatively poor performance during the quarter included the more defensive areas of the portfolio such as the Health Care, Consumer Staples, and Utility sectors.

Portfolio holdings are as of 12/31/10. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total Expense Ratio is 1.28%*.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS December 31, 2010

Stratton Small-Cap Value Fund

	December 31, 2010	September 30, 2010
Net Assets	$855,494,273	$773,109,503
Net Asset Value Per Share	$49.62	$42.73
Shares Outstanding	17,242,480	18,092,081

Quarterly Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Ferro Corp. (0.9%)	Amedisys, Inc.	Penn Virginia Corp.
Hecla Mining Co. (0.7%)	Interactive Brokers Group, Inc.	PetMed Express, Inc.
Minerals Technologies, Inc. (0.3%)	Class A	PetroQuest Energy, Inc.
PolyOne Corp. (0.9%)	National Penn Bancshares, Inc.	The Gymboree Corp.

Sector Categories (% of Net Assets)
Technology	19.6%	Utilities	7.2%	Business Services	2.3%
Banking/Financial	13.2%	Basic Materials	6.3%	Aerospace/Defense	1.7%
Industrial	11.8%	Health Care	6.0%	Consumer Durable	1.6%
Energy	8.8%	Consumer Staples	4.2%	Insurance/Services	1.1%
REITs	7.9%	Retailing	3.2%

Ten Largest Holdings*
	Market Value	% of NA
Chicago Bridge & Iron Co. N.V.	$ 20,348,650	2.4%
Syniverse Holdings, Inc.	19,744,000	2.3
Arbitron, Inc.	19,535,160	2.3
Carrizo Oil & Gas, Inc.	18,417,660	2.2
EL Paso Electric Co.	17,591,670	2.1
Quest Software, Inc.	17,309,760	2.0
Parametric Technology Corp.	17,235,450	2.0
Solera Holdings, Inc.	17,192,200	2.0
Belden, Inc.	17,106,572	2.0
Crane Co.	17,019,408	2.0
	$181,500,530	21.3%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Multi-Cap Fund

Stratton Multi-Cap Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and lower price-to-cash flow ratios can produce above-average returns while lowering risk and preserving capital.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 35 and 45 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Multi-Cap Fund is made by James A. Beers, President.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MULTI-CAP FUND, THE S&P 500 INDEX*

AND THE RUSSELL 3000® VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/00 - 12/31/10)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of December 31, 2010) of the investable U.S. equity market.

***	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Real Estate Fund

Stratton Real Estate Fund seeks total return through investment in real estate securities. In pursuing total return, the Fund will emphasize both capital appreciation and current income. Under normal conditions, the Fund invests at least 80% of its assets (measured at the time of purchase) in common stocks and other equity securities of real estate and real estate related companies, or in companies which own significant real estate assets at the time of purchase (“real estate companies”) and may include Real Estate Investment Trusts (“REITs”). A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or has at least 50% of its assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties.

Stratton Management Company employs an investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on current valuation, dividend yield, and earnings growth. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers within each subsector of the REIT industry and its valuation relative to its private market value.

Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. Management applies the same process to REITs and to other real estate companies as well. These companies may include real estate operating companies; homebuilders; companies engaged in the construction, distribution, sale and financing of manufactured housing; hotel and hotel management companies; real estate brokerage companies and/or management companies; financial institutions that make or service mortgage loans; manufacturers or distributors of construction materials and/or building supplies; mortgage or title insurance companies; lumber, paper, forest product, timber and mining and oil companies; companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains. The portfolio contains an average of 40 holdings. The final selection of stocks for the portfolio of the Real Estate Fund is made by James A. Beers, President.

The chart below depicts a hypothetical $10,000 investment in the Fund and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the Fund’s portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes a few REITs. Therefore, in order to provide a more direct comparison, the FTSE NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON REAL ESTATE FUND,

THE S&P 500 INDEX* AND THE FTSE NAREIT EQUITY INDEX**

TEN YEAR PERFORMANCE (12/31/00 - 12/31/10)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The FTSE NAREIT Equity Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of December 31, 2010, the FTSE NAREIT Equity Index was comprised of 112 REITs.
***	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Small-Cap Value Fund

The investment objective of Stratton Small-CapValue Fund is long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets (measured at the time of purchase) in common stock and securities convertible into common stock of small-capitalization companies. Small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000® Index. The Fund invests in those small-cap stocks which the management of the Fund believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Company employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and focuses on each company’s valuation relative to its peers. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of the Small-Cap Value Fund is made by Gerald M. Van Horn, CFA, President.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings growth. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND,

THE RUSSELL 2000® VALUE INDEX* AND THE RUSSELL 2000® INDEX**

TEN YEAR PERFORMANCE (12/31/00 - 12/31/10)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
**	The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 8% of the Russell 3000® Index total market capitalization. The Russell 3000® Index represents approximately 98% (as of December 31, 2010) of the investable U.S. equity market.
***	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

SCHEDULE OF INVESTMENTS December 31, 2010

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.1%
Banking/Financial – 6.7%
American Express Co.	20,000	$858,400
Ameriprise Financial, Inc.	20,000	1,151,000
Hudson City Bancorp, Inc.	100,000	1,274,000
JPMorgan Chase & Co.	35,000	1,484,700

		4,768,100

Basic Materials – 15.2%
Agrium, Inc.	20,000	1,835,000
Freeport-McMoRan Copper & Gold, Inc.	25,000	3,002,250
GrafTech International, Ltd.†	100,000	1,984,000
The Mosaic Co.	25,000	1,909,000
Schnitzer Steel Industries, Inc. Class A	30,000	1,991,700

		10,721,950

Business Services – 2.1%
Waste Management, Inc.	40,000	1,474,800

Capital Goods – 4.9%
General Electric Co.	75,000	1,371,750
Tyco International, Ltd	50,000	2,072,000

		3,443,750

Chemicals – 3.1%
Air Products & Chemicals, Inc.	15,000	1,364,250
PPG Industries, Inc.	10,000	840,700

		2,204,950

Consumer Durable – 2.1%
Ford Motor Co.†	90,000	1,511,100

Consumer Staples – 3.7%
Avon Products, Inc.	25,000	726,500
Kimberly-Clark Corp.	30,000	1,891,200

		2,617,700

Energy – 12.1%
Anadarko Petroleum Corp.	20,000	1,523,200
Apache Corp.	10,000	1,192,300
ConocoPhillips.	20,000	1,362,000
National Oilwell Varco, Inc.	30,000	2,017,500
Occidental Petroleum Corp.	20,000	1,962,000
Penn Virginia Corp.	30,000	504,600

		8,561,600

	Number of Shares	Market Value (Note 1)
Health Care – 6.6%
Abbott Laboratories	35,000	$1,676,850
Amedisys, Inc.†	40,000	1,340,000
Thermo Fisher Scientific, Inc.†	30,000	1,660,800

		4,677,650

Insurance/Services – 7.4%
Aflac, Inc.	30,000	1,692,900
MetLife, Inc.	40,000	1,777,600
Torchmark Corp.	30,000	1,792,200

		5,262,700

Retailing – 7.1%
CVS Caremark Corp.	30,000	1,043,100
Darden Restaurants, Inc.	20,000	928,800
Kohl’s Corp†	15,000	815,100
Macy’s, Inc.	40,000	1,012,000
Target Corp.	20,000	1,202,600

		5,001,600

Technology – 17.6%
Corning, Inc.	100,000	1,932,000
Harris Corp.	45,000	2,038,500
Hewlett-Packard Co.	50,000	2,105,000
International Business Machines Corp.	15,000	2,201,400
L-3 Communications Holdings, Inc.	10,000	704,900
Microsoft Corp.	35,000	977,200
Oracle Corp.	80,000	2,504,000

		12,463,000

Transportation – 3.8%
CSX Corp.	20,000	1,292,200
Union Pacific Corp.	15,000	1,389,900

		2,682,100

Utilities – 2.7%
Energen Corp.	40,000	1,930,400

Total Common Stocks (Cost $58,219,069)		67,321,400

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2010 (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 4.7%
PNC Bank Money Market Account 0.05%, due 01/03/11	$3,341,459	$3,341,459

Total Short-Term Investments (Cost $3,341,459)		3,341,459

Total Investments — 99.8% (Cost $61,560,528*)		70,662,859
Other Assets Less Liabilities — 0.2%		162,879

NET ASSETS — 100.0%		$70,825,738

† Non-income producing security * Aggregate cost for federal income tax purposes is $61,560,528 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$11,765,240
Gross unrealized depreciation		(2,662,909)

Net unrealized appreciation		$9,102,331

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2010

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 94.7%
Apartments – 21.2%
American Campus Communities, Inc.	55,000	$1,746,800
Apartment Investment & Management Co. Class A	60,000	1,550,400
AvalonBay Communities, Inc.	20,000	2,251,000
Camden Property Trust	40,000	2,159,200
Equity Residential	40,000	2,078,000
Home Properties, Inc.	40,000	2,219,600
Mid-America Apartment Communities, Inc.	35,000	2,222,150
UDR, Inc.	100,000	2,352,000

		16,579,150

Diversified – 4.6%
Digital Realty Trust, Inc.	30,000	1,546,200
Lexington Realty Trust	258,255	2,053,127

		3,599,327

Health Care – 19.6%
HCP, Inc.	60,000	2,207,400
Health Care REIT, Inc.	40,000	1,905,600
Healthcare Realty Trust, Inc.	70,000	1,481,900
Medical Properties Trust, Inc.	100,000	1,083,000
Nationwide Health Properties, Inc.	65,000	2,364,700
Omega Healthcare Investors, Inc.	60,000	1,346,400
Universal Health Realty Income Trust	70,000	2,557,100
Ventas, Inc.	45,000	2,361,600

		15,307,700

Industrial – 6.6%
AMB Property Corp.	50,000	1,585,500
DCT Industrial Trust, Inc.	200,000	1,062,000
EastGroup Properties, Inc.	60,000	2,539,200

		5,186,700

Lodging – 7.1%
Hospitality Properties Trust	100,000	2,304,000
Host Hotels & Resorts, Inc.	55,000	982,850
Starwood Hotels & Resorts Worldwide, Inc.	15,000	911,700
Sunstone Hotel Investors, Inc.†	131,414	1,357,506

		5,556,056

Net Lease – 3.4%
National Retail Properties, Inc.	100,000	2,650,000

Office – 18.2%
Alexandria Real Estate Equities, Inc.	30,000	2,197,800

	Number of Shares	Market Value (Note 1)
Office – continued
Boston Properties, Inc.	20,000	$1,722,000
Brandywine Realty Trust	145,000	1,689,250
Highwoods Properties, Inc.	70,000	2,229,500
Liberty Property Trust	70,000	2,234,400
Mack-Cali Realty Corp.	65,000	2,148,900
SL Green Realty Corp.	30,000	2,025,300

		14,247,150

Regional Malls – 7.7%
Glimcher Realty Trust	185,000	1,554,000
The Macerich Co.	50,000	2,368,500
Simon Property Group, Inc.	20,857	2,075,063

		5,997,563

Shopping Centers – 6.3%
Developers Diversified Realty Corp.	66,264	933,660
Equity One, Inc.	50,000	909,000
Federal Realty Investment Trust	20,000	1,558,600
Urstadt Biddle Properties, Inc. Class A	80,000	1,556,000

		4,957,260

Total Common Stocks (Cost $65,392,456)		74,080,906

	Principal Amount
SHORT-TERM INVESTMENTS – 3.7%
PNC Bank Money Market Account 0.05%, due 01/03/11	$2,881,411	2,881,411

Total Short-Term Investments (Cost $2,881,411)		2,881,411

Total Investments — 98.4% (Cost $68,273,867*)		76,962,317
Other Assets Less Liabilities — 1.6%		1,226,891

NET ASSETS — 100.0%		$78,189,208

† Non-income producing security * Aggregate cost for federal income tax purposes is $68,500,700 and net unrealized appreciation is as follows:
Gross unrealized appreciation		$19,095,359
Gross unrealized depreciation		(10,633,742)

Net unrealized appreciation		$8,461,617

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2010

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.0%
Aerospace/Defense – 1.7%
Moog, Inc. Class A†	361,925	$14,404,615

Banking/Financial – 13.2%
Affiliated Managers Group, Inc.†	168,250	16,693,765
Astoria Financial Corp.	322,000	4,479,020
Community Bank System, Inc.	330,000	9,164,100
First Midwest Bancorp, Inc.	564,200	6,499,584
First Niagara Financial Group, Inc.	577,000	8,066,460
Glacier Bancorp, Inc.	380,000	5,741,800
IBERIABANK Corp.	122,000	7,213,860
MB Financial, Inc.	382,200	6,619,704
Signature Bank†	235,000	11,750,000
Sterling Bancshares, Inc.	1,100,000	7,722,000
SVB Financial Group†	189,000	10,026,450
United Bankshares, Inc.	351,000	10,249,200
Webster Financial Corp.	418,600	8,246,420

		112,472,363

Basic Materials – 6.3%
Compass Minerals International, Inc.	165,000	14,729,550
Ferro Corp.†	550,000	8,052,000
Hecla Mining Co†	550,000	6,193,000
Minerals Technologies, Inc.	43,500	2,845,335
PolyOne Corp.†	600,000	7,494,000
Silgan Holdings, Inc.	418,000	14,968,580

		54,282,465

Business Services – 2.3%
Arbitron, Inc.	470,500	19,535,160

Consumer Durable – 1.6%
Jarden Corp.	450,000	13,891,500

Consumer Staples – 4.2%
Casey’s General Stores, Inc.	232,300	9,875,073
Ralcorp Holdings, Inc.†	170,000	11,051,700
Ruddick Corp.	401,500	14,791,260

		35,718,033

Energy – 8.9%
Alpha Natural Resources, Inc.†	135,500	8,134,065
Cabot Oil & Gas Corp.	293,400	11,105,190
Carrizo Oil & Gas, Inc†	534,000	18,417,660
Complete Production Services, Inc.†	285,000	8,421,750
Northern Oil and Gas, Inc.†	295,000	8,026,950
Petrohawk Energy Corp.†	444,110	8,105,007
Superior Energy Services, Inc.†	385,000	13,471,150

		75,681,772

	Number of Shares	Market Value (Note 1)
Health Care – 6.0%
Kinetic Concepts, Inc†	325,000	$13,611,000
Medicis Pharmaceutical Corp. Class A	420,000	11,251,800
PAREXEL International Corp†	630,000	13,374,900
West Pharmaceutical Services, Inc.	316,100	13,023,320

		51,261,020

Industrial – 11.8%
Cascade Corp.	176,500	8,344,920
Chicago Bridge & Iron Co. N.V.†	618,500	20,348,650
Crane Co.	414,400	17,019,408
EnerSys†	509,000	16,349,080
MasTec, Inc†	920,000	13,422,800
The Shaw Group, Inc†	397,400	13,603,002
Terex Corp.†	379,000	11,764,160

		100,852,020

Insurance/Services – 1.1%
Selective Insurance Group, Inc.	505,200	9,169,380

REITs – 7.9%
AMB Property Corp.	300,000	9,513,000
Highwoods Properties, Inc.	265,000	8,440,250
Home Properties, Inc.	179,000	9,932,710
Medical Properties Trust, Inc.	1,187,000	12,855,210
Nationwide Health Properties, Inc.	355,000	12,914,900
SL Green Realty Corp.	208,000	14,042,080

		67,698,150

Retailing – 3.2%
Aaron’s Inc.	674,250	13,747,958
Jos. A. Bank Clothiers, Inc.†	344,400	13,886,208

		27,634,166

Technology – 19.6%
Anixter International, Inc.†	261,700	15,631,341
Belden, Inc.	464,600	17,106,572
Blue Coat Systems, Inc.†	469,000	14,009,030
CACI International, Inc. Class A†	156,000	8,330,400
CommScope, Inc.†	488,000	15,235,360
ON Semiconductor Corp.†	1,445,800	14,284,504
Parametric Technology Corp.†	765,000	17,235,450
Quest Software, Inc.†	624,000	17,309,760
RF Micro Devices, Inc.†	1,577,000	11,590,950
Solera Holdings, Inc.	335,000	17,192,200
Syniverse Holdings, Inc.†	640,000	19,744,000

		167,669,567

Utilities – 7.2%
Avista Corp.	605,000	13,624,600

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2010 (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – continued
EL Paso Electric Co.†	639,000	$17,591,670
Portland General Electric Co.	325,000	7,052,500
Southwest Gas Corp.	450,000	16,501,500
Unisource Energy Corp.	200,000	7,168,000

		61,938,270

Total Common Stocks (Cost $595,665,573)		812,208,481

	Principal Amount
SHORT-TERM INVESTMENTS – 5.1%
PNC Bank Money Market Account 0.05%, due 01/03/11	$43,747,648	43,747,648
Total Short-Term Investments (Cost $43,747,648)		43,747,648
Total Investments — 100.1% (Cost $639,413,221*)		855,956,129
Liabilities in Excess of Other Assets — (0.1%)		(461,856)

NET ASSETS — 100.0%		$855,494,273

REIT – Real Estate Investment Trust † Non-income producing security * Aggregate cost for federal income tax purposes is $639,413,221and net unrealized appreciation is as follows:
Gross unrealized appreciation		$230,148,674
Gross unrealized depreciation		(13,605,766)

Net unrealized appreciation		$216,542,908

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2010

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
ASSETS:
Investments in securities at value (cost $61,560,528, $68,273,867 and $639,413,221, respectively) (Note 1)	$70,662,859	$76,962,317	$855,956,129
Dividends and interest receivable	54,023	252,857	871,564
Receivable for shares sold	200,474	34,360	1,039,971
Receivable for investment securities sold	—	1,101,120	—
Prepaid expenses	13,673	16,797	29,648

Total Assets.	70,931,029	78,367,451	857,897,312

LIABILITIES:
Payable for shares redeemed	55,412	120,849	2,013,403
Accrued Audit fees	29,200	35,125	34,075
Accrued Accounting/Administration services fees	8,627	8,629	51,851
Accrued Transfer Agent fees	6,577	7,687	218,814
Accrued Printing and Postage expenses	3,917	4,275	71,887
Accrued expenses and other liabilities	1,558	1,678	13,009

Total Liabilities	105,291	178,243	2,403,039

NET ASSETS:
Applicable to 1,904,042; 2,951,115 and 17,242,480 shares outstanding, respectively[1]	$70,825,738	$78,189,208	$855,494,273

Net asset value, offering and redemption price per share[2]	$37.20	$26.49	$49.62

SOURCE OF NET ASSETS:
Paid-in capital	$80,464,878	$70,862,836	$681,622,572
Undistributed net investment income	16,223	536,181	—
Accumulated net realized loss on investments	(18,757,694)	(1,898,259)	(42,671,207)
Net unrealized appreciation on investments	9,102,331	8,688,450	216,542,908

Net Assets	$70,825,738	$78,189,208	$855,494,273

[1]	Multi-Cap Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small-Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2010

	Multi-Cap Fund	Real Estate Fund	Small-CapValue Fund
INCOME:
Dividends	$1,004,072	$2,222,390	$8,788,510
Interest	1,883	1,519	19,339
Other income	—	4	—

Total Income	1,005,955	2,223,913	8,807,849

EXPENSES:
Advisory fees (Note 2)	509,995	469,064	7,095,104
Accounting/Administration services fees	103,444	103,414	588,710
Audit fees	29,200	35,125	34,075
Custodian fees	14,281	15,060	94,208
Directors’ fees	7,906	8,874	92,220
Legal fees	1,601	1,793	18,640
Miscellaneous expenses	7,887	8,155	72,862
Printing and Postage expenses	5,918	16,626	277,856
Registration fees	26,290	27,750	45,355
Taxes other than income taxes	5,400	5,925	59,475
Transfer Agent fees	63,157	90,153	1,244,928

Total Expenses	775,079	781,939	9,623,433

Net Investment Income (Loss)	230,876	1,441,974	(815,584)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(4,610,632)	3,157,518	(8,572,756)
Net increase in unrealized appreciation/depreciation on investments	12,320,335	11,061,506	178,264,213

Net Realized and Unrealized Gain on Investments	7,709,703	14,219,024	169,691,457

Net Increase in Net Assets Resulting From Operations	$7,940,579	$15,660,998	$168,875,873

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap Fund		Real Estate Fund
	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/10	Year Ended 12/31/09
OPERATIONS:
Net investment income	$230,876	$374,960	$1,441,974	$2,213,052
Net realized gain (loss) on investments	(4,610,632)	(10,086,363)	3,157,518	(4,779,776)
Net increase in unrealized appreciation/depreciation on investments	12,320,335	24,912,147	11,061,506	21,071,749

Net Increase in Net Assets Resulting From Operations	7,940,579	15,200,744	15,660,998	18,505,025

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.11, $0.17, $0.30 and $0.59 per share, respectively)	(214,653)	(374,960)	(905,793)	(2,213,052)
Distributions in excess of net realized investment income ($0.00, $0.03, $0.00 and $0.00 per share, respectively)	—	(62,516)	—	—
Return of capital ($0.00, $0.00, $0.00 and $0.16 per share,respectively)	—	—	—	(617,981)

Total Distributions	(214,653)	(437,476)	(905,793)	(2,831,033)

CAPITAL SHARE TRANSACTIONS[1]	(9,920,755)	(16,513,403)	(10,879,376)	(9,449,932)

REDEMPTION FEES	865	5,294	6,747	22,230

Total Increase (Decrease) in Net Assets	(2,193,964)	(1,744,841)	3,882,576	6,246,290
NET ASSETS:
Beginning of year	73,019,702	74,764,543	74,306,632	68,060,342

End of year (including undistributed net investment income of $16,223, $0, $536,181 and $0 respectively)	$70,825,738	$73,019,702	$78,189,208	$74,306,632

	Small-Cap Value Fund
	Year Ended 12/31/10	Year Ended 12/31/09
OPERATIONS:
Net investment loss	$(815,584)	$(877,556)
Net realized loss on investments	(8,572,756)	(21,709,596)
Net increase in unrealized appreciation/depreciation on investments	178,264,213	158,920,936

Net Increase in Net Assets Resulting From Operations	168,875,873	136,333,784

CAPITAL SHARE TRANSACTIONS[1]	(168,994,672)	54,406,972

REDEMPTION FEES	36,707	241,864

Total Increase (Decrease) in Net Assets	(82,092)	190,982,620
NET ASSETS:
Beginning of year	855,576,365	664,593,745

End of year	$855,494,273	$855,576,365

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

1 A summary of capital share transactions follows:

	Multi-Cap Fund
	Year Ended 12/31/10		Year Ended 12/31/09
	Shares	Value	Shares	Value
Shares issued	87,342	$2,942,662	175,459	$4,873,212
Shares reinvested from net investment income distributions	5,025	179,801	11,484	367,364

	92,367	3,122,463	186,943	5,240,576
Shares redeemed	(392,647)	(13,043,218)	(782,602)	(21,753,979)

Net Decrease.	(300,280)	$(9,920,755)	(595,659)	$(16,513,403)

	Real Estate Fund
	Year Ended 12/31/10		Year Ended 12/31/09
	Shares	Value	Shares	Value
Shares issued	241,099	$5,792,492	379,248	$6,359,505
Shares reinvested from net investment income distributions	27,443	677,869	142,827	2,082,226

	268,542	6,470,361	522,075	8,441,731
Shares redeemed	(715,514)	(17,349,737)	(1,082,182)	(17,891,663)

Net Decrease.	(446,972)	$(10,879,376)	(560,107)	$(9,449,932)

	Small-Cap Value Fund
	Year Ended 12/31/10		Year Ended 12/31/09
	Shares	Value	Shares	Value
Shares issued	3,833,107	$163,994,670	9,404,950	$314,082,584
Shares redeemed	(7,782,501)	(332,989,342)	(7,616,896)	(259,675,612)

Net Increase (Decrease)	(3,949,394)	$(168,994,672)	1,788,054	$54,406,972

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc.(“Multi-Cap Fund”), Stratton Real Estate Fund, Inc.(“Real Estate Fund”) and The Stratton Funds, Inc.(“Small-Cap Value Fund”), which operates as a series, consisting of Stratton Small-Cap Value Fund. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Multi-Cap Fund is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is total return through investment in real estate securities.

The objective of Small-Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

The summary of inputs used to value each Fund’s net assets as of December 31, 2010 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Level 1 - Quoted prices *	$70,662,859	$76,962,317	$855,956,129
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$70,662,859	$76,962,317	$855,956,129

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the year ended December 31, 2010, the Funds recognized no significant transfers to/from Level 1 or 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four year period ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Real Estate Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital or capital gains.

I. Redemption Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the year ended December 31, 2010, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Multi-Cap Fund – $509,995; Real Estate Fund – $469,064; Small-Cap Value Fund – $7,095,104. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor receive no direct compensation from the Funds for services to them. Each disinterested Director receives $2,500 for each meeting attended and an annual retainer of $8,000.

The Bank of New York Mellon serves as the Funds’ custodian. The Advisor pays BNY Mellon Distributors Inc. an annual fee for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2010 were as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Cost of purchases	$19,649,626	$5,128,402	$48,185,720
Proceeds of sales	$30,376,774	$14,953,896	$204,800,310

Note 4. – Distributions to Shareholders The tax character of distributions paid during 2010 and 2009 was as follows:

	Multi-Cap Fund		Real Estate Fund
	2010	2009	2010	2009
Distributions paid from:
Ordinary income	$214,653	$437,476	$905,793	$2,213,052
Long-term capital gain	—	—	—	—

	214,653	437,476	905,793	2,213,052
Return of capital	—	—	—	617,981

Total Distributions	$214,653	$437,476	$905,793	$2,831,033

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Undistributed net investment income	$16,223	$536,181	$—
Capital loss carryforward	(18,042,227)	(1,671,426)	(42,671,207)
Deferred post-October losses	(715,467)	—	—
Unrealized appreciation (depreciation)	9,102,331	8,461,617	216,542,908

Total Accumulated Earnings	$(9,639,140)	$7,326,372	$173,871,701

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

As of December 31, 2010, Multi-Cap Fund had net capital loss carryforwards for federal income tax purposes of $12,278,017 and $5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018 respectively. Real Estate Fund had net capital loss carryforward for federal income tax purposes of $1,671,426, which is available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472, $16,735,188 and $23,320,547, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2016, 2017 and 2018 respectively. For the Year Ended December 31, 2010 the Real Estate Fund utilized capital loss carryforwards of $3,157,518.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2010

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund had deferred post-October capital losses of $(715,467), which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2010, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Decrease paid-in capital	$—	$—	$(815,584)
Increase undistributed net investment income	$—	$—	$815,584

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications.The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$33.13	$26.70	$44.64	$41.82	$44.35

Income From Investment Operations
Net investment income	0.11 [1]	0.17	0.11	0.27	0.21
Redemption fees	— [2]	— [2]	0.09	— [2]	0.07
Net gains (losses) on securities (both realized and unrealized)	4.07	6.46	(16.85)	7.47	0.06

Total From Investment Operations	4.18	6.63	(16.65)	7.74	0.34

Less Distributions
Dividends (from net investment income)	(0.11)	(0.17)	(0.19)	(0.19)	(0.21)
Distributions (from capital gains)	—	—	(1.07)	(4.73)	(2.66)
Distributions (in excess of net investment income)	—	(0.03)	—	—	—
Distributions (in excess of capital gains)	—	—	(0.03)	—	—

Total Distributions	(0.11)	(0.20)	(1.29)	(4.92)	(2.87)

Net Asset Value, End of Year	$37.20	$33.13	$26.70	$44.64	$41.82

Total Return	12.64%	24.84%	(38.32%)	18.76%	0.77%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$70,826	$73,020	$74,765	$101,169	$99,532
Ratio of expenses to average net assets	1.14%	1.19%	1.07%	1.06%	1.06%
Ratio of net investment income to average net assets	0.34%	0.54%	0.35%	0.42%	0.40%
Portfolio turnover rate	30.74%	30.91%	70.49%	25.68%	31.04%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$21.87	$17.19	$28.57	$38.86	$34.35

Income From Investment Operations
Net investment income	0.46 [1]	0.59	0.97	0.95	0.89
Redemption fees	— [2]	0.01	— [2]	— [2]	— [2]
Net gains (losses) on securities (both realized and unrealized)	4.46	4.83	(8.57)	(6.36)	8.47

Total From Investment Operations	4.92	5.43	(7.60)	(5.41)	9.36

Less Distributions
Dividends (from net investment income)	(0.30)	(0.59)	(0.97)	(0.95)	(0.89)
Distributions (from capital gains)	—	—	(2.79)	(3.93)	(3.96)
Return of capital	—	(0.16)	(0.02)	—	—

Total Distributions	(0.30)	(0.75)	(3.78)	(4.88)	(4.85)

Net Asset Value, End of Year	$26.49	$21.87	$17.19	$28.57	$38.86

Total Return	22.60%	33.90%	(30.34%)	(15.35%)	28.32%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$78,189	$74,307	$68,060	$104,574	$165,451
Ratio of expenses to average net assets	1.04%	1.13%	1.00%	0.92%	0.91%
Ratio of net investment income to average net assets	1.92%	3.61%	3.64%	2.75%	2.36%
Portfolio turnover rate	7.16%	19.08%	17.54%	16.85%	20.20%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Year	$40.37	$34.25	$46.14	$48.43	$43.28

Income From Investment Operations
Net investment income (loss)	(0.04)[1]	(0.04)	(0.05)	0.11	(0.02)
Redemption fees	— [2]	0.01	0.01	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	9.29	6.15	(11.85)	(1.10)	5.97

Total From Investment Operations	9.25	6.12	(11.89)	(0.98)	5.96

Less Distributions
Dividends (from net investment income)	—	—	—	(0.10)	—
Distributions (from capital gains)	—	—	—	(1.21)	(0.81)

Total Distributions	—	—	—	(1.31)	(0.81)

Net Asset Value, End of Year	$49.62	$40.37	$34.25	$46.14	$48.43

Total Return	22.91%	17.87%	(25.77%)	(2.20%)	13.82%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$855,494	$855,576	$664,594	$712,132	$736,934
Ratio of expenses to average net assets	1.22%	1.28%	1.22%	0.87%	1.21%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.12%)	(0.12%)	0.21%	(0.06%)
Portfolio turnover rate	6.47%	23.53%	26.14%	19.07%	29.41%

[1]	Calculated based on the average number of shares outstanding during the year.
[2]	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and Stratton Small-Cap Value Fund, as of December 31, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 22, 2011

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (collectively, the “Companies”), is set forth below. The Statement of Additional Information includes additional information about the Companies’ Directors and is available without charge, upon request, by calling 1-800-634-5726. Unless otherwise indicated, the address of each Director and officer for purposes of business relating to the Companies is c/o Stratton Management Co., 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

INDEPENDENT DIRECTORS*

Brian G. Peirce (52) Director	Since 2010	Mr. Peirce is President and CEO of Peirce-Phelps.	Three	Affiliated Distributors (industrial wholesale purchasing group); Airline Hydraulics (distributor of pneumatic systems and devices)

Lois Rothenberger (60) Director	Since 2008	Ms. Rothenberger is Director of Finance of Meadowood Corporation, a non-profit retirement community.	Three	None

Frank Thomas (63) Director	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

H. Drake Williams, Jr. (71) Director	Since 2005	Mr. Williams is retired.	Three	Meadowood Corp. (non-profit retirement community)

Joel H. Wilson (62) Director	Since 2005	Mr. Wilson is Co-Owner and Principal of Kennedy Tool & Die, Inc.	Three	None

Harold L. Zuber, Jr. (61) Director	Since 2009	Mr. Zuber is a private investor.	Three	None

ADDITIONAL INFORMATION  (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

INTERESTED DIRECTORS**

John A. Affleck, CFA.[3] (64) Chairman, Chief Executive Officer and Director	Since 2010	Mr. Affleck is President and Director of the investment advisor, Stratton Management Company.	Three	William Penn Charter School, Coriell Institute for Medical Research, Woodmere Art Museum, Arcadia University and the Philadelphia Orchestra.

Bernard A. Francis, Jr.[3] (60) Director	Since 2008	Mr. Francis is Senior Vice President and Group Executive of Wealth Management of Susquehanna Bancshares, Inc.; Chairman of the Board and a Director of the investment advisor, Stratton Management Company; President and Chief Executive Officer of Valley Forge Asset Management Corp.; Chief Investment Officer of Susquehanna Trust and Investment Co.; President of Brandywine Benefits Company, LLC and Member of Executive Committee of Susquehanna Bancshares, Inc.	Three	None
OFFICERS WHO ARE NOT DIRECTORS

James A. Beers[4] (47) Chief Financial Officer of the Funds, President of Stratton Multi-Cap Fund, Inc. and Stratton Real Estate Fund, Inc. and Vice President of The Stratton Funds, Inc.	Multi-Cap 2010 Real Estate 2000 Small-Cap Value 1997	Mr. Beers is Chief Executive Officer and Director of the investment advisor, Stratton Management Company.	N/A	N/A

Gerald M. Van Horn, CFA[5] (37) President of The Stratton Funds, Inc.	Since 2003	Mr. Van Horn is Senior Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Age and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Director	Other Directorships Held by Director During Past 5 Years

OFFICERS WHO ARE NOT DIRECTORS, continued

Lynne M. Cannon (55) Chief Compliance Officer	Since 2010	Ms. Cannon is the Chief Compliance and Administrative Officer of the investment advisor, Stratton Management Company. Prior, she was Vice President of BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Patricia L. Sloan (57) Secretary and Treasurer	Multi-Cap Sec. 1980 Treas. 1990 Real Estate Sec. 1990 Treas. 1984 Small-Cap Value 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	Directors who are not “interested persons” of the Companies as defined by the 1940 Act, as amended.

**	Directors who are “interested persons” of the Companies as defined by the 1940 Act, as amended.

[1]

Each Director shall serve until the next meeting of shareholders for the election of Directors and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Each officer is elected annually by the Directors and serves until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]	The “Fund Complex” consists of Stratton Multi-Cap Fund, Inc., Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc.

[3]

Mr. Affleck is an “interested person” of the Funds by reason of his positions with the advisor. Mr. Francis is an “interested person” of the Funds by reason of his positions with Susquehanna Bancshares Inc., the parent company of the advisor.

[4]	Mr. Beers served as Vice President of Stratton Multi-Cap Fund, Inc. from June 10, 1997 until September 30, 2010 when he was elected President of Stratton Multi-Cap Fund, Inc.

[5]	Mr. Van Horn served as Vice President of The Stratton Funds, Inc. from August 1, 2000 until May 1, 2003 when he was elected President of The Stratton Funds, Inc.

ADDITIONAL INFORMATION (continued)

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 12/31/10” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Multi-Cap Fund

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Six Month Period Ending 12/31/10*
Actual	$1,000.00	$1,271.00	$6.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80
* Expenses are equal to the Fund’s annualized expense ratio of 1.14% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Real Estate Fund
	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Six Month Period Ending 12/31/10*
Actual	$1,000.00	$1,184.70	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30
* Expenses are equal to the Fund’s annualized expense ratio of 1.04% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small-Cap Value Fund
	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Six Month Period Ending 12/31/10*
Actual	$1,000.00	$1,268.10	$6.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information, (including past performance figures or any additional information on the Funds), and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726. Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March. The Multi-Cap Fund may declare and pay dividends, if any, from net investment income semi-annually. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis, however it may declare and pay dividends more frequently. The Small-Cap Value Fund may declare and pay dividends, if any, from net investment income annually. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their account on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

DIVIDEND NOTICES

December 31, 2010

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction
Stratton Multi-Cap Fund, Inc.	100.00%
Stratton Real Estate Fund, Inc.	1.12%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions paid (net investment income plus short-term capital gain) representing the amount of Qualifying Interest Income as created by The American Jobs Creation Act of 2004
Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

Percentage of Ordinary Distributions

paid (net investment income

plus short-term capital gain)

representing the amount of

Qualifying Short-Term Capital Gain

as created by The American

Jobs Creation Act of 2004

Stratton Multi-Cap Fund, Inc.	0.00%
Stratton Real Estate Fund, Inc.	0.00%
Stratton Small-Cap Value Fund	0.00%

D I R E C T O R S
John A. Affleck, CFA	Lois Rothenberger	Joel H. Wilson
Bernard A. Francis, Jr.	Frank Thomas	Harold L. Zuber, Jr.
Brian G. Peirce	H. Drake Williams, Jr.
O F F I C E R S
John A. Affleck, CFA	Gerald M. Van Horn, CFA	Brigid E. Hummel
Chairman	President	Assistant Secretary &
Stratton Mutual Funds	Stratton Small-Cap Value Fund	Assistant Treasurer

James A. Beers	Lynne M. Cannon	Michelle A. Whalen
President	Chief Compliance Officer	Assistant Secretary &
Stratton Multi-Cap Fund		Assistant Treasurer
Stratton Real Estate Fund	Patricia L. Sloan
Secretary & Treasurer

I N V E S T M E N T A D V I S O R	C U S T O D I A N B A N K
Stratton Management Company	The Bank of New York Mellon
Plymouth Meeting Executive Campus	One Wall Street
610 W. Germantown Pike, Suite 300	New York, NY 10286
Plymouth Meeting, PA 19462-1050
T R A N S F E R A G E N T &	I N D E P E N D E N T R E G I S T E R E D
D I V I D E N D P A Y I N G A G E N T	P U B L I C A C C O U N T I N G F I R M
BNY Mellon Investment Servicing (US) Inc.	Tait, Weller & Baker LLP
P.O. Box 9801	1818 Market Street, Suite 2400
Providence, RI 02940-8002	Philadelphia, PA 19103-2108
1-800-472-4266

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,075 in 2009 and $34,075 in 2010.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,000 in 2009 and $1,000 in 2010. This represents the review of the semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,700 in 2009 and $2,800 in 2010. These services are related to the preparation of federal and state income tax returns, and excise tax return, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	0%

(d)	Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2009 and $0 in 2010.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Stratton Funds, Inc.

By (Signature and Title)*	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer
(principal executive officer)

Date 3/3/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer
(principal executive officer)

Date 3/3/11

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date 3/3/11

*	Print the name and title of each signing officer under his or her signature.